Exhibit 99.2 CoStar Group to Acquire Vexcel, Adding the World’s Largest Survey Grade High- Resolution Aerial Imagery Program to Power Richer Search and Discovery Across CoStar with Tens of Billions of New AI-Derived Data Fields Vexcel’s imagery covers more than 45 countries, 320 major global metros and 99.6% of the U.S. Population and is licensed by the world’s largest technology companies ARLINGTON, Va. October 27, 2026 - CoStar Group, Inc. (NASDAQ: CSGP), a leading global provider of online real estate marketplaces, information, analytics, and digital twins in the property markets, announced today that it has entered into a definitive agreement to acquire Vexcel Group, Inc. (“Vexcel”), the operator of one of the world’s largest survey-grade aerial imagery programs, for approximately $730 million in cash. Built on decades of investment in aerial capture technology and data processing, Vexcel captures more than 60 million images a year drawn from millions of square kilometers of aerial collection. Its geographic scope spans more than 45 countries and 320 major global metros, covering 99.6% of the U.S. Population. Its comprehensive program includes refreshing major U.S. metros up to three times a year and flying disaster zones within 24 hours of the event – giving up to date intelligence on changes to real estate. Vexcel also designs and manufactures the UltraCam family of aerial cameras and controls the capture technology, the aircraft and the processing pipeline end to end. This enables them to deliver resolutions of 7.5 to 15 centimeters – roughly 16 times finer than typical satellite imagery. It converts that imagery into survey-grade property, parcel, and infrastructure intelligence used for insurance underwriting, catastrophe response, infrastructure planning, digital mapping, location intelligence, and AI applications. Vexcel generated revenue of more than $140 million in the last twelve months, up over 30% the previous twelve months, on recurring multi-year data contracts, with an Adjusted EBITDA margin of approximately 20%. “Since 1989, CoStar Group has deployed thousands of researchers in vehicles driving tens of millions of miles across hundreds of cities on multiple continents to find, document and photograph real estate, tenants, and construction,” said Andy Florance, Founder and Chief Executive Officer of CoStar Group. “Since then, we have inspected and photographed millions of properties. This direct observation and capture of on-the-ground facts has differentiated CoStar Group from its competitors, making us the leading CRE information solution in the world.” “Rapid technology advances in aerial photography and lidar are enabling Vexcel to produce extremely high-resolution images and survey-grade measurements of land, houses, office buildings, industrial properties, retail properties, apartment buildings, construction sites, and other infrastructure in the built environment. Combining these high-resolution images with the rapidly evolving capabilities of AI to semantically recognize and extract information and features from properties, we believe we can capture hundreds of data fields per property, across the approximately half a billion properties captured by Vexcel, creating a transformative, new, ultra-low-

cost proprietary data source that makes CoStar even more valuable, more accurate, and timelier.” CoStar Group also believes that it can accelerate Vexcel’s revenue growth by growing its sales force and leveraging CoStar Group’s 2,000 salespeople who already have existing relationships with many of Vexcel’s best prospects. “For decades, Vexcel has invested in creating highly accurate geospatial data that customers rely on every day,” said Erik Jorgensen, Chief Executive Officer of Vexcel. “By joining CoStar Group, we gain the scale, technology, and resources to broaden our reach, accelerate innovation, and deliver even greater value to customers worldwide.” Following the closing, Vexcel will continue to operate its data program under the Vexcel brand and to serve its customers and partners worldwide. Erik Jorgensen and the Vexcel leadership team will continue to lead the business. CoStar Group expects to fund the acquisition from cash on hand and its existing revolving credit facility. The acquisition is expected to be accretive to Adjusted EPS in the first full year of ownership and to close in the first quarter of 2027 subject to customary closing conditions and regulatory approvals. Goldman Sachs served as exclusive financial advisor and Latham & Watkins served as legal advisor to CoStar Group. William Blair served as exclusive financial advisor and Snell & Wilmer served as legal advisor to Vexcel. ### About CoStar Group CoStar Group (NASDAQ: CSGP) is a leading global provider of online real estate marketplaces, information, analytics, and 3D digital twin technology in the property markets. Founded in 1986, CoStar Group is dedicated to digitizing the world’s real estate, empowering all people to discover properties, insights, and connections that improve their businesses and lives. CoStar Group’s major brands include CoStar, a leading global provider of commercial real estate data, analytics, and news; LoopNet, the most trafficked commercial real estate marketplace; Apartments.com, the leading platform for apartment rentals; Homes.com, the fastest-growing residential real estate marketplace; and Domain, one of Australia’s leading property marketplaces. CoStar Group’s industry-leading brands also include Matterport, a leading spatial data company whose platform turns buildings into data to make every space more valuable and accessible; STR, a global leader in hospitality data and benchmarking; Zonda, a leading provider of data, analytics, software, and marketplace solutions for the residential construction industry; Ten-X, an online platform for commercial real estate auctions and negotiated bids; and OnTheMarket, a leading residential property portal in the United Kingdom.

CoStar Group’s websites attracted 121 million average monthly unique visitors in the third quarter of 2026, serving clients around the world. Headquartered in Arlington, Virginia, CoStar Group is committed to transforming the real estate industry through innovative technology and comprehensive market intelligence. From time to time, we plan to utilize our corporate website as a channel of distribution for material company information. For more information, visit CoStarGroup.com. This news release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act including, without limitation, statements regarding CoStar Group's expectations or beliefs regarding the future, including the timing and completion of the proposed acquisition of Vexcel. These statements are based upon current beliefs and are subject to many risks and uncertainties that could cause actual results to differ materially from these statements. The following factors, among others, could cause or contribute to such differences: risks associated with the ability to satisfy the conditions to closing the transaction, including receipt of required regulatory approvals, on the anticipated timeline or at all; the occurrence of any event that could give rise to the termination of the transaction agreement; the ability to successfully integrate Vexcel’s operations and employees; the ability to realize anticipated benefits from the transaction as rapidly or to the extent anticipated; the ability to realize the anticipated business opportunities and growth prospects from combining CoStar Group's business with that of Vexcel; Vexcel’s dependence on a limited number of large customers; the ability to extract property data from aerial imagery using AI at the anticipated scale, cost, and pace; the ability to successfully develop and introduce new or updated information, analytics, and AI-powered products using geospatial data; the demand for geospatial data, aerial imagery, and related analytics; the effects of fluctuations and market cyclicality; CoStar Group's ability to hire qualified persons for, or retain and continue to develop our sales force, or productivity of CoStar Group's sales force; the ability to retain and attract highly capable management and operating personnel; CoStar Group's ability to increase brand awareness; CoStar Group's ability to maintain or increase internet traffic to its marketplaces, and the risk that the methods, including Google Analytics, that CoStar Group uses to measure average monthly unique visitors to its portals may misstate the actual number of unique persons who visit CoStar Group's network of mobile applications and websites for a given month or may differ from the methods used by competitors; the potential impact of the announcement or consummation of the transaction on business relationships, including with employees, customers, suppliers and competitors; and costs, fees, expenses, and charges related to the transaction as well as expenses related to formulating and implementing integration plans, including systems consolidation costs and employment-related costs. More information about potential factors that could cause results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, those stated in CoStar Group’s filings from time to time with the Securities and Exchange Commission (the "SEC"), including in CoStar Group’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, each of which is filed with the SEC, including in the “Risk Factors” section of those filings, as well as CoStar Group’s other filings with the SEC available at the SEC’s website (www.sec.gov). All forward-looking statements are based on information available to CoStar Group on the date hereof, and CoStar Group assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Contacts: Investor Relations: Rich Simonelli CoStar Group (973) 896-8184 getrich@costar.com News Media: Matthew Blocher CoStar Group (202) 346-6775 mblocher@costar.com